Income Taxes	12 Months Ended
Sep. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

Pretax earnings from continuing operations consist of the following:

	2013	2014	2015
United States	$1,724	2,096	2,921
Non-U.S.	1,472	1,252	1,240
Total pretax earnings	$3,196	3,348	4,161

The principal components of income tax expense follow:

	2013	2014	2015
Current:
Federal	$704	742	904
State and local	60	59	106
Non-U.S.	480	516	447

Deferred:
Federal	(56)	(129)	31
State and local	2	(5)	—
Non-U.S.	(60)	(19)	(60)
Income tax expense	$1,130	1,164	1,428

Reconciliations of the U.S. federal statutory income tax rate to the Company's effective tax rate follow:

	2013	2014	2015
Federal statutory rate	35.0%	35.0%	35.0%
State and local taxes, net of federal tax benefit	1.3	1.0	1.0
Non-U.S. rate differential	(4.8)	(4.2)	(2.4)
Non-U.S. tax holidays	(1.8)	(1.1)	(1.1)
U.S. manufacturing deduction	(1.6)	(1.5)	(1.2)
Gains on divestitures	—	—	1.5
Spinoff-related	—	—	1.1
Goodwill impairment	4.8	5.3	—
Artesyn repatriation	2.2	—	—
Other	0.2	0.3	0.4
Effective income tax rate	35.3%	34.8%	34.3%

Non-U.S. tax holidays reduce tax rates in certain foreign jurisdictions and are expected to expire over the next two years.

Following are changes in unrecognized tax benefits before considering recoverability of any cross-jurisdictional tax credits (federal, state and non-U.S.) and temporary differences. The amount of unrecognized tax benefits is not expected to change significantly within the next 12 months.

	2014	2015
Unrecognized tax benefits, beginning	$127	120
Additions for current year tax positions	9	7
Additions for prior year tax positions	25	8
Reductions for prior year tax positions	(19)	(9)
Reductions for settlements with tax authorities	(4)	—
Reductions for expiration of statutes of limitations	(18)	(42)
Unrecognized tax benefits, ending	$120	84

If none of the unrecognized tax benefits shown is ultimately paid, the tax provision and the calculation of the effective tax rate would be favorably impacted by $47. The Company accrues interest and penalties related to income taxes in income tax expense. Total interest and penalties recognized were $(4), $3 and $(6) in 2015, 2014 and 2013, respectively. As of September 30, 2015 and 2014, total accrued interest and penalties were $20 and $25, respectively.

The U.S. is the major jurisdiction for which the Company files income tax returns. Examinations by the U.S. Internal Revenue Service are substantially complete through 2011. The status of state and non-U.S. tax examinations varies due to the numerous legal entities and jurisdictions in which the Company operates.

The principal items that gave rise to deferred income tax assets and liabilities follow:

	2014	2015
Deferred tax assets:
Net operating losses and tax credits	$238	207
Accrued liabilities	311	270
Postretirement and postemployment benefits	93	86
Employee compensation and benefits	196	180
Pensions	28	194
Other	137	173
Total	$1,003	1,110

Valuation allowances	$(154)	(160)

Deferred tax liabilities:
Intangibles	$(649)	(648)
Property, plant and equipment	(258)	(260)
Other	(98)	(51)
Total	$(1,005)	(959)

Net deferred income tax liability	$(156)	(9)

Current deferred tax assets, net were $353 and $354 as of September 30, 2015 and 2014, respectively, and noncurrent deferred tax liabilities, net were $362 and $510. Total income taxes paid were approximately $1,590, $1,310 and $1,270 in 2015, 2014 and 2013, respectively. Approximately half of the $207 of net operating losses and tax credits can be carried forward indefinitely, while the remainder expire over varying periods.